SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              October 15, 1997


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (513) 983-1100
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ITEM 5.  OTHER EVENTS

See Item 7 Exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              (4) Amended Articles of Incorporation Adopted by Registrant on October 14, 1997



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be singed on its behalf by the undersigned hereunto duly authorized.


                                        THE PROCTER & GAMBLE COMPANY


                                        /S/TERRY L. OVERBEY
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                                        Terry L. Overbey, Secretary
                                        October 15, 1997



                                  EXHIBIT INDEX

Exhibit No.                                                      Page No.

    (4)  Amended Articles of Incorporation                         4
         Adopted by Registrant on October 14, 1997